Item 1: Report to Shareholders

New Era Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The stock market struggled in the first half of the year, treading water as headlines focused on Iraq, European economic policy issues, and the Federal Reserve’s interest rate dilemma. The war in Iraq dragged on, with more Americans and Iraqis losing their lives in a seemingly intractable situation that has also been a drag on the economy. Western Europe’s economy became increasingly mired in tepid or no growth, and the region’s difficulties were aggravated by the French and Dutch rejection of the European Union constitution, driven it seems by negative media coverage and voting that represented as much a political protest as informed opinion. The Fed is raising short-term rates at a “measured” pace, but long-term yields have declined, which sometimes indicates that the economy is entering a significant slowdown. High oil prices have had a negative impact, too, but not as severe as in past periods when we were more dependent upon that commodity, since we were more of an industrialized economy. Other commodities were mixed, with concerns about a global slowdown discouraging inventory accumulation and keeping a lid on prices, but in turn creating the potential for upward volatility should economic growth reaccelerate.

Your fund returned 10.21% for the six months ended June 30, 2005, and 32.38% for the 12 months, significantly outpacing the S&P 500 Stock Index for both periods. The fund lagged its Lipper index over both periods, largely because New Era is more diversified than other funds in our peer group, which means we have a lighter exposure to the surging energy sector. Energy outperformed other natural resources stocks on rising oil prices and improved investor sentiment. Our emphasis on forest and paper products and gold were the most problematic to performance.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
New Era Fund	10.21%	32.38%
S&P 500 Stock Index	-0.81	6.32
Lipper Natural Resources
Funds Index	18.95	43.42

ECONOMIC AND MARKET ENVIRONMENT

The domestic economy slowed for much of the first half but seemed to regain traction in June. Although short-term rates have risen since the beginning of the year, the consumer remains a powerful and determining force in the economy. There was a marked rise in wages and benefits, which may increase inflationary pressures. Some input costs, such as steel, declined; but energy costs continued to increase, restraining profit growth, especially in the manufacturing and transportation industries. Productivity growth remains robust, though at a lesser rate than at the onset of the recovery. Relative to cash flow, capital spending remains tepid, with concerns about overexpansion still fresh in the minds of CEOs and their boards.

Western European economies have slowed considerably, and the European Central Bank remains focused on inflation rather than economic stimulation. We have witnessed a slowdown in manufacturing and capital spending in several key economies. This weakness in Western Europe combined with a transitory slowing in the U.S. has, in turn, led to some declines in commodity prices, particularly for intermediate goods such as steel and aluminum. The weakness in the euro—which declined more than 9% versus the dollar during the first half—came as a surprise since one would have expected the ECB’s tight monetary policy to have generated more faith in the euro as a reserve currency, as demonstrated by OPEC’s diversification away from the dollar to the euro. However, the defeat of the European Union constitution in France and the Netherlands led to concerns that a more stimulative policy would be adopted, allowing member states wider ranges for deficits—or worse, fears that the euro would be abandoned as a currency. Curiously, the stimulative flat-tax policies adopted by many of the new Eastern members of the EU have begun to spread to the older members, with even the Germans becoming less tied to a socially driven economic policy. In the interim, the weakness in Europe has led to an inventory recession and tepid demand growth for most commodities.

In China, significant new steel capacity has come on line, which is threatening to overwhelm demand growth, especially with the sluggishness in Europe. Nevertheless, the basic commodities used as input to steel such as coking coal and iron ore have remained strong because of China’s dependence on imports of these raw materials. The price of iron ore, for example, was renegotiated up by 71.5% for the coming year. Nickel and zinc also appear quite strong as capacity additions cannot keep up with demand growth.

Oil prices continue to rise amid fears of inadequate supply to meet growing demand and potential supply crises—despite a far more comfortable inventory situation, demonstrated by the fact that near-term prices are lower than those for delivery six months from now. Normally there is a premium for near-term availability. The Saudis and, to a lesser extent, other members of OPEC have increased production capacity, tapping new fields and revitalizing old ones. However, several nations, including Russia and Venezuela, have become unfriendly to the Western oil majors by increasing tax rates retroactively and changing the rules regarding access to new licenses.

PORTFOLIO REVIEW

Once again, energy stocks took the lead, boosted by rising oil prices. Of the fund’s other investment segments, only real estate investment trusts (REITs) outperformed the market in the first half. Our investments outperformed the market in 13 of the 19 sectors in which we invest, aided by good stock selection. Paper stocks performed miserably, and our exposure hurt performance. Fortunately, we missed the majority of the decline in steel stocks, since we had sold positions earlier. Similarly, we sold some chemical holdings ahead of their decline. In essence, we dodged some bullets, having taken good profits in both the steel and chemical industries, but continued to hold our paper stocks, which have defied any cyclical recovery despite the discipline shown in the segment.

There was a resurgence in takeover activity in the energy sector. We benefited from Chevron’s offer for Unocal, though we sold out before the frenzy that developed after the Chinese National Offshore Oil Company entered the fray. Premcor performed extremely well due to a takeover bid from Valero. Finally, Carl Icahn made a run at Kerr-McGee, causing the company to restructure and do a leveraged recapitalization. We sold because we were concerned that this put management in a very difficult financial situation, unable to participate in rising energy prices. (Please refer to the financial statements in this report for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our best contributor was Canadian Natural Resources. It is developing a large tar sands mining project, which gives it long-lived exposure to that resource. Murphy Oil also performed well for the fund, benefiting from its exploration success in Malaysia. Arch Coal and our other coal holdings aided fund results as coal prices continued to rise in sympathy with oil and natural gas. Our two positions in the mid- and deep-water rig category, Diamond Offshore Drilling and Transocean, were also among the top 10 contributors, as were independent producers EOG Resources and Devon Energy. ConocoPhillips, a major domestic refiner with significant upstream operations, also performed well.

Most of our worst detractors were in the paper industry, the poorest industry investment for the fund. These stocks included Smurfit Stone Container, International Paper, Bowater, and MeadWestvaco. Precious metals were also significant detractors, including three stocks in the bottom 10: Newmont Mining, Harmony Gold, and Placer Dome.

We took profits in a number of stocks and sectors that had contributed greatly to performance. We thought many of them had reached their potential and that some were in for a correction that subsequently came about.

We have concentrated the portfolio to a greater extent and become more selective with the companies we have chosen to emphasize. A number of new holdings are in the gas pipeline and combination utilities industries, including Williams Companies, NRG Energy, Duke Energy, Dynegy, Edison International, and Nisource. New purchases Terex and Caterpillar provide equipment to the mining industry, now in the early stages of a capital spending boom. We also continued to emphasize our global holdings: China Shenhua Energy, the leading independent power and coal producer of China; Tenaris, an Argentine oil services company; Mechel Steel, a Russian steel producer undergoing a major capital improvement program; Neste Oil, a high-conversion Finnish refiner; and Norsk Hydro, a Norwegian integrated oil and aluminum producer.

We eliminated 27 holdings during the first half due either to excessive valuations or because we expected fundamentals to deteriorate. We also upgraded the quality of our holdings in some industries. A rising tide lifts all boats, and the stocks of poor-quality companies have a tendency to outperform higher-quality holdings from the trough, but they are poor at reinvesting this largesse when times are good. Among the steel names we eliminated were Nucor and Steel Dynamics; we reduced Companhia Val Do Rio Doce and BHP Billiton, which supply iron ore to steelmakers.

OUTLOOK

The moderate improvement in wages and benefits that we saw in the fourth quarter of last year and the first quarter of 2005 will ultimately feed into higher, though still modest, inflation. We have yet to see higher energy and commodity costs passed through to final prices, though productivity growth has enabled rising profits. For continued profitable growth in the domestic economy, we will eventually have to see greater pricing power for finished goods.

The strength behind China’s economic growth is shifting from fixed investment to consumer spending—a healthy trend, though less positive for commodities. Fixed investment continues to grow at a rate that should at least sustain high base-commodity prices. Europe’s growth is tepid, though there are signs of improvement. The inability to sustain economic growth in the region will be the cyclical element to monitor within the global growth framework for the next few years.

Our biggest concern is that the Federal Reserve will continue to raise rates due to fears that inflation is becoming problematic. The flatter yield curve—that is, the narrowing of the spread between long- and short-term yields—may indicate the market’s belief that the economy actually needs stimulus at this juncture rather than higher rates. On the other hand, some analysts think that long rates are low simply because of corporate financial discipline—corporations are repairing balance sheets and spending less, and therefore require less long-term debt. Demand for U.S. government bonds, which remain attractive to foreign borrowers relative to Europe and Japan, is also helping to keep long yields down.

The rise in protectionist behavior is another concern. This can be seen by the difficulties major oil companies are facing when they try to reinvest abroad, as some attractive regions have raised taxes or retroactively changed license terms. Our conflicts with China have escalated, whether it’s the Chinese trying to acquire a U.S. oil company or our government trying to encourage China to float its currency. The EU tries to talk us into greater fiscal restraint, while we lobby for greater stimulus on its part. Tariff and trade wars have begun and governments are reasserting control over their own strategic companies and resources.

Given this somewhat mixed outlook, we have become far more selective in our investment strategy, focusing on companies with financial discipline and good reinvestment opportunities. New areas of emphasis include industries that would benefit from a rise in capital spending by mining and oil companies, such as the oil service companies and mining equipment manufacturers. We are also focusing on the survivors of the gas and electric overcapacity boom of the last decade, selectively picking those with the best assets and balance sheets that are also leveraged to rising demand for electricity and natural gas. More of our opportunities will be trading oriented, as the common factor of supply shortage is not as prevalent a theme as before. We expect that our new areas of emphasis and greater selectivity will prove the right strategies in the challenging times ahead.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

July 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

ExxonMobil	3.2%
Murphy Oil	3.0
Royal Dutch Petroleum	3.0
BP	2.8
Canadian Natural Resources	2.6
Schlumberger	2.4
Cooper Cameron	2.3
ConocoPhillips	2.3
Total	2.3
Diamond Offshore Drilling	2.3
Baker Hughes	2.2
Transocean	2.2
Statoil ASA	2.1
Potash Corp./Saskatchewan	1.9
Smith International	1.9
BHP Billiton	1.8
BJ Services	1.8
Devon Energy	1.8
Inco	1.7
Noble Drilling	1.6
Arch Coal	1.6
Burlington Resources	1.5
EOG Resources	1.5
Newmont Mining	1.4
Eni SPA	1.4
Total	52.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

Inco	Nucor **
ExxonMobil	Companhia Vale Do Rio Doce
Cooper Cameron	Amerada Hess **
Williams Companies *	Teck Cominco
Deere	Deere
Royal Dutch Petroleum	Kerr-McGee **
Schlumberger	Lyondell Chemical **
Canadian Natural Resources	Newmont Mining
BP	Hydril
Smith International	Steel Dynamics **

* Position added
** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/05	1 Year	5 Years	10 Years

New Era Fund	32.38%	14.31%	12.83%

S&P 500 Stock Index	6.32	-2.37	9.94

Lipper Natural Resources Funds Index	43.42	12.89	13.55

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW ERA FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,102.10	$3.60
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,021.37	$3.46

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.69%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$33.68	$27.22	$20.63	$22.24	$24.30	$21.80

Investment activities
Net investment
income (loss)	0.21	0.24	0.25	0.23	0.27	0.31
Net realized and
unrealized gain (loss)	3.23	7.91	6.59	(1.64)	(1.38)	3.99

Total from
investment activities	3.44	8.15	6.84	(1.41)	(1.11)	4.30

Distributions
Net investment income	–	(0.23)	(0.25)	(0.20)	(0.27)	(0.29)
Net realized gain	–	(1.46)	–	–	(0.68)	(1.51)

Total distributions	–	(1.69)	(0.25)	(0.20)	(0.95)	(1.80)

NET ASSET VALUE
End of period	$37.12	$33.68	$27.22	$20.63	$22.24	$24.30

Ratios/Supplemental Data
Total return^	10.21%	30.09%	33.20%	(6.34)%	(4.35)%	20.37%

Ratio of total expenses to
average net assets	0.69%†	0.69%	0.72%	0.72%	0.72%	0.72%

Ratio of net investment
income (loss) to average
net assets	1.21%†	0.87%	1.13%	1.03%	1.11%	1.29%

Portfolio turnover rate	61.9%†	19.2%	17.7%	11.5%	17.9%	28.5%

Net assets, end of period
(in millions)	$2,939	$2,148	$1,332	$985	$1,070	$1,195

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 89.6%

CONSUMER & SERVICE 0.6%
Merchandising 0.6%
Wal-Mart	376,300	18,138
Total Consumer & Service		18,138

NATURAL RESOURCE-RELATED 89.0%
Agriculture 2.9%
Deere	449,000	29,405
Potash Corp./Saskatchewan	595,252	56,894
		86,299
Building & Real Estate 2.8%
AMB Property, REIT	353,300	15,344
Archstone-Smith Trust, REIT	336,900	13,011
Boston Properties, REIT	186,600	13,062
Camden Property Trust, REIT	229,100	12,314
Catellus Development, REIT	403,002	13,218
Duke Realty, REIT	319,600	10,119
Simon Property Group, REIT	80,900	5,864
		82,932
Chemicals 1.4%
Dow Chemical	498,100	22,180
DuPont	422,996	18,193
		40,373
Diversified Metals 6.0%
Alcoa	1,110,445	29,016
BHP Billiton (AUD)	3,879,472	53,081
Companhia Vale do Rio Doce ADR	461,800	13,521
Mechel Steel Group ADR	655,816	16,658
Rio Tinto (GBP)	1,072,679	32,678
Teck Cominco, Class B (CAD)	905,054	30,525
		175,479
Diversified Resources 5.2%
Arch Coal	843,502	45,946
Burlington Northern Santa Fe	303,876	14,306
Caterpillar	200,393	19,099
Peabody Energy	446,601	23,241
Penn Virginia	342,100	15,282
St. Joe	182,000	14,840
Terex *	524,080	20,649
		153,363
Forest Products 6.3%
Abitibi Consolidated	859,300	3,850
Bowater	295,865	9,577
International Paper	1,293,578	39,079
Kimberly-Clark	402,080	25,166
MeadWestvaco	531,293	14,897
Neenah Paper	16,889	523
Potlatch	557,900	29,195
Smurfit-Stone Container *	3,018,648	30,700
Weyerhaeuser	514,079	32,721
		185,708
Gas Transmission & Distribution 2.3%
Duke Energy	592,100	17,603
NiSource	611,306	15,118
Williams Companies	1,761,939	33,477
		66,198
Integrated Petroleum-Domestic 5.3%
ConocoPhillips	1,174,764	67,537
Murphy Oil	1,701,346	88,862
		156,399
Integrated Petroleum-International 17.4%
BP ADR	1,323,589	82,566
Chevron	402,132	22,487
Eni S.p.A. ADR	311,097	39,883
ExxonMobil	1,633,518	93,878
Lukoil ADR	479,368	17,655
Norsk Hydro (NOK)	209,556	19,138
Petroleo Brasileiro (Petrobras) ADR	417,817	19,236
Royal Dutch Petroleum ADS	1,353,030	87,812
Statoil ASA (NOK)	3,087,599	62,696
Total ADR	577,476	67,478
		512,829
Miscellaneous Energy 2.1%
China Shenhua Energy (HKD) *	9,254,500	8,931
Dynegy, Class A *	3,637,738	17,679
Edison International	211,372	8,571
NRG Energy *	676,914	25,452
		60,633
Non-Ferrous Metals 1.7%
Inco	1,353,597	51,098
		51,098
Oil & Gas Drilling 7.6%
Diamond Offshore Drilling	1,258,536	67,243
Helmerich & Payne	182,067	8,543
Key Energy Services *	1,104,800	13,368
Nabors Industries *	379,176	22,986
Noble Drilling	751,772	46,241
Transocean *	1,181,341	63,757
		222,138
Oil & Gas Equipment & Services 13.2%
Baker Hughes	1,257,659	64,342
BJ Services	997,980	52,374
Cooper Cameron *	1,089,063	67,576
FMC Technologies *	537,684	17,190
Grant Prideco *	1,158,463	30,641
Hydril *	45,168	2,455
Schlumberger	919,836	69,852
Smith International	872,933	55,606
Tenaris ADR	123,400	9,659
W-H Energy Services *	709,193	17,680
		387,375
Petroleum Exploration & Production 10.4%
Anadarko Petroleum	270,661	22,235
BG Group (GBP)	2,511,917	20,597
Bill Barrett *	426,365	12,612
Burlington Resources	813,324	44,928
Canadian Natural Resources	2,061,496	74,997
Devon Energy	1,019,759	51,682
Encore Acquisition *	573,900	23,530
EOG Resources	753,066	42,774
Nexen	212,146	6,441
XTO Energy	196,033	6,663
		306,459
Precious Metals 2.9%
Meridian Gold *	1,718,378	30,931
Newmont Mining	1,051,679	41,047
Placer Dome	808,145	12,429
		84,407
Refining & Marketing 1.5%
Neste Oil (EUR) *	340,528	8,817
Premcor	460,395	34,152
		42,969
Total Natural Resource-Related		2,614,659

Total Common Stocks (Cost $1,693,157)		2,632,797

CONVERTIBLE PREFERRED STOCKS 0.0%

Western Water *	2,259	1

Total Convertible Preferred Stocks (Cost $2,000)		1

SHORT-TERM INVESTMENTS 10.4%

Money Market Fund 10.4%
T. Rowe Price Reserve Investment Fund, 3.14% #†	306,841,133	306,841
		306,841
Promissory Note 0.0%
Western Water, 2.00%, 10/2/05	331,866	0
		0
Total Short-Term Investments (Cost $306,841)		306,841

Total Investments in Securities
100.0% of Net Assets (Cost $2,001,998)		$ 2,939,639

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
ADR	American Depository Receipts
ADS	American Depository Shares
AUD	Australian dollar
CAD	Canadian dollar
EUR	Euro
GBP	British pound
HKD	Hong Kong dollar
NOK	Norwegian krone
REIT	Real Estate Investment Trust

†Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	6/30/05	12/31/04
OAO Gazprom ADR	$ 438	$ 4,521	$ -	$ -	$ *
T. Rowe Price Reserve
Investment Fund	**	**	3,632	306,841	154,905
Totals			$ 3,632	$ 306,841	$ 154,905

* The issuer was not considered an affiliated company at December 31, 2004.
** Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $306,841)	$306,841
Non-affiliated companies (cost $1,695,157)	2,632,798

Total investments in securities	2,939,639
Dividends and interest receivable	3,782
Receivable for investment securities sold	2,146
Receivable for shares sold	3,699
Other assets	284

Total assets	2,949,550

Liabilities
Investment management fees payable	1,330
Payable for investment securities purchased	920
Payable for shares redeemed	8,006
Due to affiliates	147
Other liabilities	442

Total liabilities	10,845

NET ASSETS	$2,938,705

Net Assets Consist of:
Undistributed net investment income (loss)	$16,052
Undistributed net realized gain (loss)	177,995
Net unrealized gain (loss)	937,648
Paid-in-capital applicable to 79,164,685 shares of
$1.00 par value capital stock outstanding;
200,000,000 shares authorized	1,807,010

NET ASSETS	$2,938,705

NET ASSET VALUE PER SHARE	$37.12

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend income (net of foreign taxes of $1,627)	$24,179

Expenses
Investment management	7,152
Shareholder servicing	1,282
Custody and accounting	125
Prospectus and shareholder reports	111
Registration	70
Proxy and annual meeting	15
Legal and audit	9
Directors	5
Miscellaneous	2

Total expenses	8,771
Expenses paid indirectly	(3)

Net expenses	8,768

Net investment income (loss)	15,411

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Non-Affiliated securities	172,040
Affiliated securities	3,432
Foreign currency transactions	(293)

Net realized gain (loss)	175,179

Change in net unrealized gain (loss)
Securities	47,742
Other assets and liabilities
denominated in foreign currencies	1

Change in net unrealized gain (loss)	47,743

Net realized and unrealized gain (loss)	222,922

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$238,333

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,411	$14,509
Net realized gain (loss)	175,179	100,675
Change in net unrealized gain (loss)	47,743	342,515

Increase (decrease) in net assets from operations	238,333	457,699

Distributions to shareholders
Net investment income	–	(13,901)
Net realized gain	–	(88,240)

Decrease in net assets from distributions	–	(102,141)

Capital share transactions *
Shares sold	788,245	705,122
Distributions reinvested	–	92,804
Shares redeemed	(236,165)	(336,901)

Increase (decrease) in net assets from capital
share transactions	552,080	461,025

Net Assets
Increase (decrease) during period	790,413	816,583
Beginning of period	2,148,292	1,331,709

End of period	$2,938,705	$2,148,292

(Including undistributed net investment income of
$16,052 at 6/30/05 and $641 at 12/31/04)

*Share information
Shares sold	22,090	23,105
Distributions reinvested	–	2,821
Shares redeemed	(6,716)	(11,067)

Increase (decrease) in shares outstanding	15,374	14,859

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $87,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,123,206,000 and $713,385,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $2,001,998,000. Net unrealized gain aggregated $937,648,000 at period-end, of which $965,270,000 related to appreciated investments and $27,622,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $694,000 for T. Rowe Price Services, Inc., and $228,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 295,904 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005